Exhibit (b)

KongZhong Corporation

As of May 11, 2010

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York  10013

Restricted ADSs /Affiliate (Cusip # 50047P997)
Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of July 14, 2004, as amended and supplemented from time to time (the "Deposit Agreement"), by and among KongZhong Corporation, an exempted limited liability company incorporated under the laws of the Cayman Islands (the "Company"), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder.  All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable Affiliates of the Company, the names of which will be provided by the Company to the Depositary from time to time (the "Affiliate Holders"), to hold Shares that constitute Restricted Securities as Restricted ADSs.  The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudices any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violates or conflicts with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented to establish procedures for the deposit of Restricted Securities by Affiliate Holders.

The purpose and intent of this Letter Agreement is to modify and supplement the Deposit Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Affiliate Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below.  The Company and the Depositary agree that this Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.           Depositary Procedures.  The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit by each Affiliate Holder, by means of transfer under Cayman law to the Custodian, of up to the number of Shares listed opposite such Affiliate Holder’s name on lists to be  provided by the Company to the Depositary from time to time in writing together with a written request for the Depositary to accept the deposit of such Shares (which request shall not be unreasonably denied) (the “Restricted Shares”), by means of transfer to the Custodian under Cayman law, and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Affiliate Holders or their respective designees.  The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the "Designated Restricted ADSs" and the "Designated Shares", respectively.

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.13 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares, by means of transfer to the Custodian under Cayman law, by the Affiliate Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Affiliate Holders of Designated Restricted ADSs issued under the terms of this Letter Agreement upon deposit of Designated Shares (by means of transfer to the Custodian under Cayman law), and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares (by means of transfer of such Shares from the Custodian to a transferee in  accordance with the Withdrawal Certification set forth in Section 6 below), in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) to deliver an account statement (the “Account Statement”) to the holders of Designated Restricted ADSs (“Restricted Holders”) upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein.  Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit (by means of transfer of Shares to the Custodian under Cayman law) under the terms hereof.

2.           Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Affiliate Holders of the Designated Shares (by means of transfer of such Shares to the Custodian under Cayman law), the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Designated Shares (by means of transfer of such Shares from the Custodian under Cayman law) and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares (by means of transfer of such Shares to the Custodian under Cayman law), the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares (by means of transfer of such Shares from the Custodian under Cayman law), in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

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In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, to the effect that (i) assuming its due authorization, execution and delivery, this Letter Agreement constitutes a valid and legally binding agreement of the Company enforceable under the laws of the State of New York, subject to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity, and (B) its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company in accordance with its terms, (iii) no approvals are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with the performance by the Company of its obligations under this Letter Agreement, and (iv) the performance by the Company of its obligations under this Letter Agreement do not conflict with or result in a breach of any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force.

3.           Limitations on Issuance of Restricted ADSs.  The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) confirmation from the Custodian of the receipt of the due transfer of the Designated Shares by an Affiliate Holder for deposit under the terms of the Deposit Agreement, and (ii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the transfer of Shares to the Custodian for deposit under the terms of the Deposit Agreement and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

The Depositary shall cause the Designated Restricted ADSs issued upon the transfer  to the Custodian of Designated Shares for deposit under the terms of the Deposit Agreement to be separately identified on the books of the Depositary under CUSIP #50047P997  and the Designated Shares to be held, to the maximum extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed (notwithstanding the terms of Section 2.13 of the Deposit Agreement) to issue the Designated Restricted ADSs as Uncertificated ADSs registered in the books of the Depositary in the name of the Affiliate Holders or their designees for the benefit of the Affiliate Holders subject to the restrictions specified in Section 4 below.

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4.           Stop Transfer Notation and Legend.  The books of the Depositary shall identify the Designated Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect.  The Account Statement to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs shall contain the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF MAY 11, 2010 (THE "RESTRICTED LETTER AGREEMENT") AND THE DEPOSIT AGREEMENT, DATED AS OF JULY 14, 2004, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE "DEPOSIT AGREEMENT").  ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED LETTER AGREEMENT.  AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES AND ADSs HAD NOT BEEN  REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS.  UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED  LETTER AGREEMENT.  PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT.  THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED.  NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.  A COPY OF THE DEPOSIT AGREEMENT AND OF RESTRICTED THE LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

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5.           Limitations on Transfer of Designated Restricted ADSs.  The Designated Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

6.           Limitations On Cancellation of Designated Restricted ADSs.  The Company instructs the Depositary, and the Depositary agrees, not to transfer any Designated Shares (being withdrawn from deposit under the Deposit Agreement and this Letter Agreement) or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the person requesting the transfer of the Designated Shares (upon withdrawal from deposit under the Deposit Agreement and this Letter Agreement) a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit A (such certification, a "Withdrawal Certification").

7.           Fungibility.  Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs.  Nothing contained herein shall obligate the Depositary to treat Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

8.           Limitations On Exchange of Designated Restricted ADSs for ADSs.  The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit B (the "Resale Certification and Issuance Instruction"), (ii) an opinion of U.S. securities counsel  stating, among other things, that the Company is justified in instructing (x) the share registrar to transfer the Designated Shares to the Depositary for the purpose of creating ADSs without endorsing upon the certificate representing the Designated Shares any legend restricting transfer of the Designated Shares and (y) the Depositary to issue ADRs evidencing ADSs representing the Designated Shares without endorsing upon such ADRs any legend restricting transfer of the Designated Shares, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

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9.           Removal of Restrictions.  The Depositary shall remove all stop transfer notations from its records in respect of Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Designated Restricted ADSs upon receipt of (x) written instructions from the Company to do so, and (y) an opinion of U.S. counsel to the Company stating, among other things, that the Company is justified in instructing (x) the share registrar to transfer the Designated Shares to the Depositary for the purpose of creating ADSs without endorsing upon the certificate representing the Designated Shares any legend restricting transfer of the Designated Shares, and (y) the Depositary to issue ADRs evidencing ADSs representing the Designated Shares without endorsing upon such ADRs any legend restricting transfer of the Designated Shares.  Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

10.           Representations and Warranties.  The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent transfer of Designated Shares to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement) that (a) the Designated Shares being transferred to the Custodian (for deposit under the terms of the Deposit Agreement and this Letter Agreement) or to be transferred to the Custodian (for deposit under the terms of the Deposit Agreement and this Letter Agreement) by the Affiliate Holders for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares and the Affiliate Holders are the beneficial owners of the Designated Shares being transferred to the Custodian, (b) the transfer to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement) from time to time of Designated Shares by Affiliate Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such transfer to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement) and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands law to permit the transfer of Designated Shares to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement) have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares held by the Custodian (on deposit for the Depositary under the terms of the Deposit Agreement), and (e) to the Company’s knowledge, none of the terms of the Letter Agreement and none of the transactions contemplated in the Letter Agreement violate any court judgment or order made against the Company or any material contract to which it is a party.  Such representations and warranties shall survive each transfer of Designated  Shares to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement) and each issuance of Designated Restricted ADSs by the Depositary hereunder.

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11.           Indemnity.  Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the transfer of Designated Shares to the Custodian (for deposit with the Depositary under the terms of the Deposit Agreement and this Letter Agreement), the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the transfer of Designated Shares from the Custodian (upon cancellation of ADSs/Designated Restricted ADSs and withdrawal from deposit with the Depositary), in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York without regard to the principles of conflicts of law thereof.  This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

KONGZHONG CORPORATION By: /s/ Leilei Wang Name: Leilei Wang Title: CEO CITIBANK, N.A. as Depositary By: /s/ Keith G. Galfo Name: Keith G. Galfo Title: Vice President

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EXHIBITS

A	Withdrawal Certification
B	Resale Certification and Instruction Letter

8

EXHIBIT A
to

Letter Agreement, dated as of May 11, 2010
(the "Letter Agreement"), by and between
KongZhong Corporation
and
Citibank, N.A.
_____________________

WITHDRAWAL CERTIFICATION
_____________________

_______________, ____

Citibank, N.A.,
    as Depositary
ADR Department
111 Wall Street
New York, New York  10043

KongZhong Corporation (Cusip #50047P997)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of July 14, 2004, as amended and supplemented from time to time (the "Deposit Agreement"), by and among KongZhong Corporation (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Letter Agreement, dated as of May 11, 2010 (the “Restricted Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

1.           This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.           We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.           We certify that either (check one):

(a)           ______                      we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (w) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration under the Securities Act, or (B) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, (x) the Restricted Shares upon withdrawal will bear a legend substantially in the form set forth in Section 4 of the Restricted Letter Agreement setting forth the relevant restrictions on transfer of the Restricted Shares, and we will request that the Depositary include such legend on such Restricted Shares and (y) we will not transfer or cause to be transferred such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, and (z) we will inform any person to whom we offer, sell, pledge or otherwise transfer such Restricted ADSs or Restricted Shares of such restrictions on transfer, or

Exh. A-1

(b)           ______                      we have sold or otherwise transferred, or agreed to sell or otherwise transfer, the Restricted ADSs or the Restricted Shares represented thereby pursuant to an effective registration statement under the Securities Act, or

(c)           ______                      we have sold in a transaction exempt from registration under the Securities Act and we agree that (x) such Restricted ADSs or Restricted Shares will bear a legend substantially in the form set forth in Section 4 of the Restricted Letter Agreement setting forth the relevant restrictions on transfer of the Restricted Shares, (y) we will request that the Depositary include such legend on such Restricted Shares and (z) we will inform any person to whom we offer, sell, pledge or otherwise transfer such Restricted ADSs or Restricted Shares of such restrictions on transfer.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to transfer the Shares represented thereby as specified below and, if applicable, to issue to the  undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions.  The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. A-2

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for transfer of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

Exh. A-3

EXHIBIT B
to

Letter Agreement, dated as of May 11, 2010
(the "Letter Agreement"), by and between
KongZhong Corporation
and
Citibank, N.A.
_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

Citibank, N.A., as Depositary
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.:  Broker Services

KongZhong Corporation (Cusip No.: 50047P997)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of July 14, 2004, as amended and supplemented from time to time (the "Deposit Agreement"), by and among KongZhong Corporation, a company organized under the laws of the Cayman Islands (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Shares (the "ADSs") issued thereunder, and (ii) the Restricted Letter Agreement, dated as of May 11, 2010 (the "Restricted Letter Agreement"), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 50047P997) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

Exh. B-1

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement:  (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not "Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding  the sale (other than Form 6-K reports),

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________
Restricted ADSs (CUSIP No.: 50047P997), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver "free" the following number of ADSs:

____________________________
(CUSIP No.: 50047P104)

________________
*   The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

Exh. B-2

to the person(s) identified below:

1.          If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

2.          If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.  The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. B-3

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

Exh. B-4